Second Quarter 2025 Results August 7, 2025

2 Non-GAAP financial measures and forward-looking statements Non-GAAP financial measures We provide reconciliations of the non-GAAP financial measures contained in this presentation to the most directly comparable measure under GAAP, which are set forth in the financial tables attached to this presentation. The non-GAAP financial measures in this presentation include: adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA margin”); adjusted EBITDA margin; bank-adjusted EBITDA; free cash flow and free cash flow as a percentage of adjusted EBITDA (“free cash flow conversion”); adjusted free cash flow and adjusted free cash flow as a percentage of adjusted EBITDA (“adjusted free cash flow conversion”); net debt, gross leverage and net leverage; and adjusted net income (loss) and adjusted diluted income (loss) per share (“adjusted diluted EPS”). We believe that these adjusted financial measures facilitate analysis of our ongoing business operations because they exclude items that may not reflect, or are unrelated to, RXO’s core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. Other companies may calculate these non-GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies. These non-GAAP financial measures should only be used as supplemental measures of our operating performance. Adjusted EBITDA, adjusted EBITDA margin, bank-adjusted EBITDA, adjusted net income (loss) and adjusted diluted EPS include adjustments for transaction and integration costs, as well as restructuring costs and other adjustments as set forth in the attached tables. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating RXO’s ongoing performance. We believe that adjusted EBITDA, adjusted EBITDA margin and bank-adjusted EBITDA improve comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments that management has determined do not reflect our core operating activities and thereby assist investors with assessing trends in our underlying business. We believe that adjusted net income (loss) and adjusted diluted EPS improve the comparability of our operating results from period to period by removing the impact of certain costs that management has determined do not reflect our core operating activities, including amortization of acquisition-related intangible assets, transaction and integration costs, restructuring costs and other adjustments as set out in the attached tables, and thereby may assist investors with comparisons to prior periods and assessing trends in our underlying business. We believe that free cash flow, free cash flow conversion, adjusted free cash flow and adjusted free cash flow conversion are important measures of our ability to repay maturing debt or fund other uses of capital that we believe will enhance stockholder value, and may assist investors with assessing trends in our underlying business. We calculate free cash flow as net cash provided by operating activities less payment for purchases of property and equipment plus proceeds from sale of property and equipment. We define adjusted free cash flow as free cash flow less cash paid for transaction, integration, restructuring and other costs. We believe that net debt, gross leverage and net leverage are important measures of our overall liquidity position. Net debt is calculated by removing cash and cash equivalents from the principal balance of our total debt. Gross leverage is calculated as the principal balance of our total debt as a ratio of trailing twelve months bank-adjusted EBITDA. Net leverage is calculated as net debt as a ratio of trailing twelve months bank-adjusted EBITDA. With respect to our financial outlook for the third quarter of 2025 adjusted EBITDA, a reconciliation of this non-GAAP measure to the corresponding GAAP measure is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that we exclude from this non-GAAP measure. The variability of these items may have a significant impact on our future GAAP financial results and, as a result, we are unable to prepare the forward-looking statement of income and statement of cash flows prepared in accordance with GAAP that would be required to produce such a reconciliation. Forward-looking statements This presentation includes forward-looking statements, including statements relating to our outlook and 2025 assumptions and integration with Coyote Logistics. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan,“ "predict," "should," "will," "expect," "project," "forecast," "goal," "outlook," "target,” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC and the following: the effect of the completion of the transaction to acquire Coyote Logistics on the parties’ business relationships and business generally; competition and pricing pressures; economic conditions generally; fluctuations in fuel prices; increased carrier prices; severe weather, natural disasters, terrorist attacks or similar incidents that cause material disruptions to our operations or the operations of the third-party carriers and independent contractors with which we contract; our dependence on third-party carriers and independent contractors; labor disputes or organizing efforts affecting our workforce and those of our third-party carriers; legal and regulatory challenges to the status of the third-party carriers with which we contract, and their delivery workers, as independent contractors, rather than employees; governmental regulation and political conditions; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; the impact of potential cyber-attacks and information technology or data security breaches; issues related to our intellectual property rights; our ability to access the capital markets and generate sufficient cash flow to satisfy our debt obligations; litigation that may adversely affect our business or reputation; increasingly stringent laws protecting the environment, including transitional risks relating to climate change, that impact our third-party carriers; our ability to attract and retain qualified personnel; our ability to successfully implement our cost and revenue initiatives and other strategies; our ability to successfully manage our growth; our reliance on certain large customers for a significant portion of our revenue; damage to our reputation through unfavorable publicity; our failure to meet performance levels required by our contracts with our customers; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; a determination by the IRS that the distribution or certain related separation transactions should be treated as taxable transactions; and the impact of the separation on our businesses, operations and results. All forward-looking statements set forth in this presentation are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this presentation speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

3 Q2 2025 highlights 1 Improved truckload profitability 2 Initial purchased transportation benefits from coverage migration 3 Brokerage volume growth driven by LTL 4 Continued momentum in complementary services, led by Last Mile 5 Strong adjusted free cash flow conversion

4 $177M $252M Q2 24 Q2 25 As reported Q2 financial results RXO reported adjusted EBITDA of $38M Adjusted EBITDA2Gross margin 1 Q2 2024 revenue, gross margin and adjusted EBITDA represent legacy RXO only. 2 See the “Non-GAAP financial measures” section. $28M $38M Q2 24 Q2 25 3.0% 2.7%19.0% Revenue $930M $1,419M Q2 24 Q2 25 17.8% 1

5 Continued momentum across diversified portfolio Q2 revenue by service offering 69% 21% 10% Truck Brokerage Last Mile Managed Transportation Excludes impact of eliminations. Numbers may not add up to 100% due to rounding. Brokerage (combined) 1 • Volume: Up 1% y/y – LTL: Up 45% y/y, 32% of volume – TL: Down 12% y/y, 68% of volume • TL volume mix: 73% contract, 27% spot • Gross margin: 14.4%, +110bps q/q • Robust productivity gains: +18%2 Complementary services • Managed Trans. synergy loads increased • Last Mile stop growth of 17% y/y • Gross margin: 22.8%, +180bps q/q 1 Prior period includes the impact of the Coyote Logistics acquisition. 2 As measured by loads per person per day over the last twelve months. Brokerage headcount defined as customer and carrier representatives.

6 Customer migration Backoffice migration ERP consolidation Technology integration update • ERP consolidation successfully completed during the second quarter • Customer migration has already begun • Continue to anticipate technology integration to be substantially complete by end of Q3 Q4 ‘24 Q1 ‘25 Q2 ‘25 Q3 ‘25 Key technology integration milestones Carrier / coverage migration CRM migration Discovery, gap analysis & planning Oct Nov AprFeb Mar JulMay Jun Aug SepDec Website integration Payments network integration Jan Unified pricing dataset Acquisition of Coyote closed Technology integration substantially complete Strategic planning and functionality enhancements Data sync engine development

7 Adjusted EPS bridge Earnings per share Q2-25 Q2-24 GAAP diluted EPS $(0.05) $(0.06) Amortization of intangible assets 0.07 0.03 Transaction, integration and restructuring costs 0.06 0.09 Income tax associated with adjustments above1 (0.04) (0.03) Adjusted diluted EPS2 $0.04 $0.03 RXO reported Q2 2025 adjusted diluted EPS of $0.04 1 The tax impact of non-GAAP adjustments represents the tax benefit (expense) calculated using the applicable statutory tax rate that would have been incurred had these adjustments been excluded from net income (loss). Our estimated tax rate on non-GAAP adjustments may differ from our GAAP tax rate due to differences in the methodologies applied. 2 See the “Non-GAAP financial measures” section.

8 Q2 adjusted FCF walk Note: In millions. 1 Adjusted EBITDA and adjusted FCF are non-GAAP financial measures. See the “Non-GAAP Financial Measures” section. 2 Adjusted EBITDA excludes certain NEO spin-related stock-based compensation. 3 Purchases of property & equipment, net of proceeds. Remain confident with long-term conversion of 40%-60% across market cycles 1 • Q2 adj. FCF conversion of 58% − Strong conversion driven by favorable W/C − Cash balance increased sequentially − 6-month adj. FCF conversion of 47% • Expect strong adj. FCF conversion in Q3

9 Q2 capital structure snapshot Capital structure Q2 2025 Notes due 2027 $ 355 Finance leases, asset financing, ST debt & other 66 Total debt, principal balance & other $ 421 Less: cash 18 Net debt1 $ 403 Committed liquidity Q2 2025 Cash $ 18 Revolver 565 Total capacity $ 583 Note: In millions. 1 See the “Non-GAAP financial measures” section. 2 See appendix for leverage calculations. 3 LTM period includes the impact of the Coyote Logistics acquisition. LTM Leverage1,2,3 2.2x 2.1x Gross Net RXO has a strong balance sheet with low leverage and a robust liquidity position

10 TL revenue per load and Brokerage gross margin trends Revenue per load trends remain inflationary TL revenue per load up 3% y/y • Third consecutive quarter of y/y growth • Lack of meaningful spot opportunities continue to be a headwind Expect 2025 contract rates up y/y • Continue to expect truckload contract rates up low- to-mid single digits y/y 1 All periods prior to Q4 2024 exclude the impact of the Coyote Logistics acquisition. 2 Excludes the impact of changes in fuel prices and length of haul. 2

11 Current market conditions and Brokerage margin performance Supply-driven market tightening • Tender rejections / load-to-truck moved higher throughout Q2 • Demand remains soft; industry KPIs moved seasonally lower in July Idiosyncratic drivers leading to improved margins • Contract rate increases continued to phase in during Q2 • Procuring capacity effectively and bringing down COPT – Seeing early benefits of carrier / coverage migration • Expect RXO TL gross profit per load to increase slightly in Q3 TL gross profit per load increased by 7% sequentially in Q2 1 1 Cost of purchased transportation.

12 TL volume and gross profit per load trends1 1 All periods prior to Q4 2024 exclude the impact of the Coyote Logistics acquisition. TL gross profit per load increased sequentially by the largest % in 3 years

13 LTL volume and gross profit per load trends1 LTL brokerage volume continued to grow significantly with strong contribution margin 1 All periods prior to Q4 2024 exclude the impact of the Coyote Logistics acquisition.

14 Q3 2025 outlook and modeling assumptions • Adjusted EBITDA1 : $33M-$43M • Brokerage y/y volume (combined) 2: ~Flat % • Brokerage gross margin: 13.5%-15.0% Q3 2025 outlook FY 2025 modeling assumptions • Capital expenditures: $65M-$75M • Depreciation: $65M-$75M, Amortization of intangibles: $45M-$50M • Stock-based compensation: $28M-$32M • Restructuring, transaction & integration expenses: $40M-$50M – 2H down significantly vs. 1H • Net interest expense: $32M-$36M • Adjusted effective tax rate: 30%-33% • Fully diluted weighted-average shares outstanding: ~170M 1 See the “Non-GAAP financial measures” section. 2 Prior period includes the impact of the Coyote Logistics acquisition.

15 Balanced capital allocation Organic growth Strong historical return on invested capital Share repurchases Opportunistic M&A Complementary to RXO’s strategy Balanced capital allocation philosophy with a ROIC-based approach $125 million share repurchase program

16 Key investment highlights 1 Large addressable market with secular tailwinds 2 Track record of above-market growth and high profitability 3 Proprietary technology drives productivity, volume and margin expansion 4 Long-term relationships with blue-chip customers 5 Market-leading platform with complementary transportation solutions 6 Tiered approach to sales drives multi-faceted growth opportunities 7 Diverse exposure across attractive end markets 8 Experienced and proven leadership team

17 Appendix

18 Financial reconciliations 1 See the “Non-GAAP financial measures” section. 2 Adjusted EBITDA margin is calculated as adjusted EBITDA divided by revenue. 3 Twelve months ended June 30, 2025 is calculated as the six months ended June 30, 2025 plus the year ended December 31, 2024 less the six months ended June 30, 2024. Reconciliation of net loss to adjusted EBITDA and adjusted EBITDA margin Twelve Months Ended June 30, Year Ended December 31, (Dollars in millions) 2025 2024 2025 2024 2025 3 2024 Net loss (9)$ (7)$ (40)$ (22)$ (308)$ (290)$ Interest expense, net 8 8 17 16 31 30 Income tax benefit (1) (1) (9) (7) (16) (14) Depreciation and amortization expense 30 17 62 33 116 87 Transaction and integration costs 7 7 13 8 58 53 Restructuring and other costs 3 4 17 15 254 252 Adjusted EBITDA 1 38$ 28$ 60$ 43$ 135$ 118$ Revenue 1,419$ 930$ 2,852$ 1,843$ 5,559$ 4,550$ Adjusted EBITDA margin 1, 2 2.7% 3.0% 2.1% 2.3% 2.4% 2.6% Three Months Ended June 30, Six Months Ended June 30,

19 Financial reconciliations (cont.) 1 The tax impact of non-GAAP adjustments represents the tax expense calculated using the applicable statutory tax rate that would have been incurred had these adjustments been excluded from net loss. Our estimated tax rate on non-GAAP adjustments may differ from our GAAP tax rate due to differences in the methodologies applied. 2 See the "Non-GAAP financial measures" section. (Dollars in millions, shares in thousands, expect per share amounts) 2025 2024 2025 2024 Net loss (9)$ (7)$ (40)$ (22)$ Amortization of intangible assets 11 3 26 6 Transaction and integration costs 7 7 13 8 Restructuring and other costs 3 4 17 15 Income tax associated with the adjustments above 1 (5) (3) (14) (7) Adjusted net income (loss) 2 7$ 4$ 2$ -$ Adjusted diluted income (loss) per share 2 0.04$ 0.03$ 0.01$ -$ Weighted-average common shares outstanding Diluted weighted-average common shares outstanding 169,077 119,837 169,143 117,398 Reconciliation of net loss to adjusted net income (loss) and adjusted diluted income (loss) per share Three Months Ended June 30, Six Months Ended June 30,

20 1 See the “Non-GAAP financial measures” section. 2 Includes the cash component of these line items. 3 See Reconciliation of net loss to adjusted EBITDA. 4 Free cash flow conversion from adjusted EBITDA is calculated as free cash flow divided by adjusted EBITDA. 5 Adjusted free cash flow conversion from adjusted EBITDA is calculated as adjusted free cash flow divided by adjusted EBITDA. Financial reconciliations (cont.) (Dollars in millions) 2025 2024 2025 2024 Net cash provided by (used in) operating activities 23$ (5)$ 21$ 2$ Payment for purchases of property and equipment (14) (11) (29) (22) Proceeds from sale of property and equipment 1 - 1 - Free cash flow 1 10$ (16)$ (7)$ (20)$ Transaction and integration costs 2 5 - 22 - Restructuring and other costs 2 7 7 13 12 Adjusted free cash flow 1 22$ (9)$ 28$ (8)$ Adjusted EBITDA 1,3 38$ 28$ 60$ 43$ Free cash flow conversion from adjusted EBITDA 1,4 26.3% -57.1% -11.7% -46.5% Adjusted free cash flow conversion from adjusted EBITDA 1,5 57.9% -32.1% 46.7% -18.6% Six Months Ended June 30, Reconciliation of cash flows from operating activities to free cash flow and adjusted free cash flow Three Months Ended June 30,

21 Financial reconciliations (cont.) 1 Complementary services include Last Mile and Managed Transportation services. Calculation of gross margin and gross margin as a percentage of revenue (Dollars in millions) 2025 2024 2025 2024 Revenue Truck brokerage 1,025$ 543$ 2,092$ 1,107$ Complementary services 1 457 421 872 805 Eliminations (63) (34) (112) (69) Revenue 1,419$ 930$ 2,852$ 1,843$ Cost of transportation and services (exclusive of depreciation and amortization) Truck brokerage 877$ 462$ 1,801$ 946$ Complementary services 1 304 272 582 522 Eliminations (63) (34) (112) (69) Cost of transportation and services (exclusive of depreciation and amortization) 1,118$ 700$ 2,271$ 1,399$ Direct operating expense (exclusive of depreciation and amortization) Truck brokerage -$ -$ 1$ -$ Complementary services 1 47 50 94$ 103$ Direct operating expense (exclusive of depreciation and amortization) 47$ 50$ 95$ 103$ Direct depreciation and amortization Truck brokerage -$ 1$ -$ 1$ Complementary services 1 2 2 5$ 4$ Direct depreciation and amortization 2$ 3$ 5$ 5$ Gross margin Truck brokerage 148$ 80$ 290$ 160$ Complementary services 1 104 97 191$ 176$ Gross margin 252$ 177$ 481$ 336$ Gross margin as a percentage of revenue Truck brokerage 14.4% 14.7% 13.9% 14.5% Complementary services 1 22.8% 23.0% 21.9% 21.9% Gross margin as a percentage of revenue 17.8% 19.0% 16.9% 18.2% Three Months Ended June 30, Six Months Ended June 30,

22 Financial reconciliations (cont.) 1 See the “Non-GAAP financial measures” section. 2 See reconciliation of net loss to adjusted EBITDA. 3 Represents stock compensation expense and other non-recurring items included in sales, general and administrative expense. June 30, (Dollars in millions) 2025 Reconciliation of bank-adjusted EBITDA Adjusted EBITDA 1,2 for the twelve months ended June 30, 2025 135$ Adjustments per credit agreement 3 for the twelve months ended June 30, 2025 22 Expected incremental annualized synergies associated with Coyote acquisition 31 Coyote Adjusted EBITDA for the period July 1, 2024 through September 15, 2024 7 Bank-adjusted EBITDA 195$ Calculation of gross leverage Total debt, principal balance and other 421$ Bank-adjusted EBITDA 195 Gross Leverage 1 2.2x Calculation of net leverage Total debt, principal balance and other, net of cash and cash equivalents 403$ Bank-adjusted EBITDA 195 Net Leverage 1 2.1x Reconciliation of bank-adjusted EBITDA; Calculcation of gross and net leverage